SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ------------------------------

                                   FORM 8-K/A
                                 AMENDMENT NO. 1






                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of report (Date of earliest event reported) November 29, 1996
                                                        -----------------


                        SCHNITZER STEEL INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)



         OREGON                         0-22496              93-0341923
----------------------------         -----------           --------------
(State or other jurisdiction         (Commission           (IRS Employer
    of incorporation)                File Number)          Identification No.)


       P.O. Box  10047
          Portland, OR                                    97296-0047
---------------------------------------                   ----------
(Address of principal executive offices)                  (Zip Code)



Registrant's telephone number including area code:      (503) 224-9900



--------------------------------------------------------------------------------

                                  Page 1 of 13
                          Index to Exhibits on Page 10

                        SCHNITZER STEEL INDUSTRIES, INC.
                                   FORM 8-K/A
                                FEBRUARY 11, 1997



Item 2.           Acquisition or Disposition of Assets

       On November 29, 1996, PIC Acquisition Corporation ("PIC"), a wholly owned subsidiary of Schnitzer Steel Industries, Inc. (the "Company"), acquired 4,079,225 shares of Common Stock of Proler International Corp. ("Proler") (representing approximately 86% of the outstanding shares of Proler) for $9.00 cash per share pursuant to a tender offer for all of the outstanding shares of Common Stock of Proler. The tender offer commenced on September 20, 1996 pursuant to the Agreement and Plan of Merger among PIC, Proler, and the Company. PIC subsequently purchased an additional 342,600 shares of Common Stock of Proler, thereby increasing its ownership to approximately 94% of the outstanding Proler shares. On December 6, 1996, the Company completed the merger of PIC with and into Proler. As a result of the merger, all remaining outstanding shares of Proler Common Stock were converted into the right to receive the same $9.00 per share in cash paid in the tender offer and Proler became a wholly owned subsidiary of the Company.

       The total amount of funds required to acquire Proler pursuant to the tender offer and merger was approximately $42.5 million. The Company borrowed these funds under its existing $100,000,000 unsecured revolving credit facility with The First National Bank of Chicago, The Chase Manhattan Bank, N.A., Wells Fargo Bank, N.A. and Seattle First National Bank.

       Proler is an environmental services company involved in the recovery and recycling of scrap metals and industrial wastes. Through its joint ventures, Proler exports ferrous scrap to foreign markets from scrap collection, processing and deep water facilities in Los Angeles, California; Providence, Rhode Island; Everett, Massachusetts; and Jersey City, New Jersey. It is the Company's current intention that most of Proler's assets will continue to be used in its business, although the Company intends to review and consider disposing of Proler's businesses outside of its core scrap metal recycling business.

Item 7.            Financial Statements and Exhibits

(a)     Financial Statements of Businesses Acquired

        (1) The audited Consolidated Balance Sheets of Proler as of January 31, 1996 and 1995, and the related audited Consolidated Statements of Operations, Stockholders' Equity and Cash Flows for each of the three years in the period ended January 31, 1996, are incorporated herein by reference from Part IV, Item 14. (a) 1. of Proler's Form 10-K Annual Report (Commission File Number: 1-5276) for the fiscal year ended January 31, 1996.

        (2) The audited Combined Balance Sheets of Proler's Joint Operations as of January 31, 1996 and 1995, and the related audited Combined Statements of Operations, Stockholders' and Partners' Equity and Cash Flows for each of the three years in the period ended January 31, 1996, are incorporated herein by reference from Part IV, Item 14 (a) 1. of Proler's Form 10-K Annual Report (Commission File Number: 1-5276) for the fiscal year ended January 31, 1996.

                        SCHNITZER STEEL INDUSTRIES, INC.
                                   FORM 8-K/A
                                FEBRUARY 11, 1997



        (3) The unaudited Consolidated Balance Sheet of Proler as of July 31, 1996, and the related unaudited Consolidated Statements of Operations and Cash Flows for each of the six months ended July 31, 1996 and 1995 (Incorporated by reference in the original Form 8-K filed by the Company on December 13, 1996).

 (b)    Pro Forma Financial Information

        (1) Pro forma balance sheet combining the Company as of August 31, 1996 and Proler as of July 31, 1996 (unaudited).

        (2) Pro forma statement of operations combining the Company for the fiscal year ended August 31, 1996 and Proler for the twelve months ended July 31, 1996 (unaudited).

(c)     Exhibits

        2.     Agreement   and  Plan  of  Merger   dated   September   15,  1996
               (Incorporated by reference in the original Form 8-K filed by the Company on December 13 1996).

        23.1   Consent of Coopers & Lybrand L.L.P.

        23.2   Consents of La Guardia & Petrella, L.L.C.

                                   SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:         February 11, 1997
        ----------------------------

                                         SCHNITZER STEEL INDUSTRIES, INC.


                                         By/s/Barry A.Rosen
                                           ----------------------------
                                              Barry A. Rosen
                                              Vice President, Finance

                        SCHNITZER STEEL INDUSTRIES, INC.

                         PRO FORMA FINANCIAL INFORMATION




The following pro forma condensed combined statements (The Statements) give effect to the November 29, 1996 acquisition of Proler International Corp. (Proler) by Schnitzer Steel Industries, Inc. (SSI) for the periods explained therein. The acquisition was accounted for as a purchase. The Statements do not purport to be indicative of the results which would actually have been obtained had the acquisition occurred as of the date or at the beginning of the periods indicated or which may be obtained in the future. The Statements should be read in conjunction with the respective historical financial information of SSI and Proler.

                        SCHNITZER STEEL INDUSTRIES, INC.

                        PRO FORMA COMBINED BALANCE SHEET
                                   (unaudited)
                                 (in thousands)


                                                             SSI               Proler
                                                        Twelve Months       Twelve Months             Pro Forma
                                                            Ended                Ended      -------------------------------
                                                       August 31, 1996      July 31, 1996    Adjustments         Combined
                                                      -----------------    ---------------  ------------      -------------
                       ASSETS

CURRENT ASSETS:
   Cash                                              $          1,896     $         263    $                 $      2,159
   Accounts receivable                                         23,542             2,148          (100) (3)         25,590
   Accounts receivable from related parties                     1,058                                               1,058
   Inventories                                                 90,746             2,703          (600) (3)         92,849
   Deferred income taxes                                        3,128                                               3,128
   Prepaid expenses and other                                   4,118               872                             4,990
   Assets held for sale                                                                          6,203 (3)          6,203
                                                     -----------------   ---------------   ------------      -------------
     TOTAL CURRENT ASSETS                                     124,488             5,986          5,503            135,977
                                                     -----------------   ---------------   ------------      -------------

NET PROPERTY, PLANT & EQUIPMENT                               150,517             6,273        (1,851) (3)        154,939
                                                     -----------------   ---------------   ------------      -------------

OTHER ASSETS:
   Goodwill                                                    43,445                                              43,445
   Investments in joint venture partnerships                    9,909            53,642          7,358 (3)         70,909
   Advances to joint venture partnerships                       4,163                                               4,163
   Other assets                                                 4,967             4,281                             9,248
                                                     -----------------   ---------------   ------------      -------------
                                                               62,484            57,923          7,358            127,765
                                                     -----------------   ---------------   ------------      -------------

                                                     $        337,489     $      70,182     $   11,010        $   418,681
                                                     =================   ===============   ============      =============

        LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
   Current portion of long-term debt                 $            254     $      25,900     $  (25,900)(2)    $       254
   Accounts payable                                            17,877             4,672                            22,549
   Accrued payroll liabilities                                  4,135                                               4,135
   Deferred revenue                                               392                                                 392
   Current portion of environmental liabilities                 2,202                                               2,202
   Other accrued liabilities                                    6,360             2,905          1,442 (4)         10,707
                                                     -----------------   ---------------   ------------      -------------
     TOTAL CURRENT LIABILITIES                                 31,220            33,477       (24,458)             40,239
                                                     -----------------   ---------------   ------------      -------------

DEFERRED INCOME TAXES                                          15,994                                -             15,994
                                                     -----------------   ---------------   ------------      -------------

LONG-TERM DEBT LESS CURRENT PORTION                            44,475                           68,356 (1)        112,831
                                                     -----------------   ---------------   ------------      -------------

ENVIRONMENTAL LIABILITIES,
       NET OF CURRENT PORTION                                  20,736             1,200                            21,936
                                                     -----------------   ---------------   ------------      -------------

OTHER LONG-TERM LIABILITIES                                     1,251             2,617                             3,868
                                                     -----------------   ---------------   ------------      -------------

SHAREHOLDERS' EQUITY:
   Preferred stock
   Common stock                                                10,348             5,351         (5,351) (5)        10,348
   Additional paid-in capital                                 113,747               192           (192) (5)       113,747
   Treasury stock                                                                (6,057)         6,057  (5)
   Retained earnings                                           99,718            33,402        (33,402) (5)        99,718
                                                     -----------------   ---------------   ------------      -------------
     TOTAL SHAREHOLDERS' EQUITY                               223,813            32,888       (32,888)            223,813
                                                     -----------------   ---------------   ------------      -------------

                                                     $        337,489     $      70,182    $    11,010       $    418,681
                                                     =================   ===============   ============      =============

                        SCHNITZER STEEL INDUSTRIES, INC.

                    NOTES TO PRO FORMA COMBINED BALANCE SHEET
                              AS OF AUGUST 31, 1996


The pro forma combined balance sheet presents the audited balances of Schnitzer Steel Industries, Inc. (SSI) as of August 31, 1996 and the unaudited balances of Proler International Corp. (Proler) as of July 31, 1996. The pro forma combined balance sheet assumes that the acquisition of Proler occurred as of August 31, 1996. However, the pro forma combined balances are not necessarily indicative of balances which would have resulted had the acquisition of Proler actually occurred on August 31, 1996. This statement should be read in conjunction with the other financial statements and notes thereto either appearing elsewhere herein or incorporated by reference herein.

In August 1996, a consultant was engaged to estimate the costs to cure environmental liabilities related to Proler's properties. In November 1996, under AICPA Statement of Position No. 96-1, Proler recorded a liability of $8,600,000 for the probable costs to remediate these properties based upon the consultant's estimates.

The following schedule summarizes preliminary adjustments reflected in the pro forma combined balance sheet :

(1) Adjustment to record borrowings under line of credit to finance the acquisition of Proler and to refinance Proler's debt outstanding at the date of acquisition.

(2) Adjustment to remove Proler debt which was retired upon consummation of the acquisition.

(3)      Adjustment to restate reported assets acquired at fair market value.

(4) Adjustment to record liabilities for exit costs, employee termination costs and relocation costs.

(5)      Adjustment to eliminate Proler's equity accounts.


Certain reclassifications have been made to the Proler balance sheet to conform with the presentation used by SSI.

                        SCHNITZER STEEL INDUSTRIES, INC.

                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                                   (unaudited)
                    (in thousands, except per share amounts)





                                               SSI               Proler
                                          Twelve Months       Twelve Months                Pro Forma
                                              Ended               Ended        -----------------------------------
                                         August 31, 1996       July 31, 1996    Adjustments           Combined
                                         ----------------    ----------------  --------------      ---------------


REVENUES                                  $      339,352     $        14,134   $     (4,303) (5)   $      349,183
                                          ---------------    ----------------  --------------      ---------------

COSTS AND EXPENSES:
    Cost of goods sold and
         other operating expenses                290,841              15,684         (8,279) (1)(5)       298,246
    Selling and administrative                    18,860               5,102         (4,789)  (6)          19,173
    Research and development                                           1,310         (1,310)  (5)
    Asset write-downs and other charges                               17,159        (17,159)  (4)
                                          ---------------    ----------------  --------------      ---------------
                                                 309,701              39,255        (31,537)              317,419
                                          ---------------    ----------------  --------------      ---------------

    Income (Loss) From Joint Ventures              3,291               (789)                                2,502
                                          ---------------    ----------------  --------------      ---------------

INCOME (LOSS) FROM OPERATIONS                     32,942            (25,910)          27,234               34,266
                                          ---------------    ----------------  --------------      ---------------

OTHER INCOME (EXPENSE):
    Interest (expense) income, net                (3,814)             (1,067)         (2,929) (2)(3)       (7,810)
    Gain on sale of assets                           209                                                      209
    Other income, net                              1,452                 387                                1,839
                                          ---------------    ----------------  --------------      ---------------
                                                  (2,153)               (680)         (2,929)              (5,762)
                                          ---------------    ----------------  --------------      ---------------

INCOME BEFORE INCOME TAXES                        30,789            (26,590)          24,305               28,504

   (Provision For) Benefit
           From Income Taxes                     (10,006)              (143)             743   (7)         (9,406)
                                          ---------------    ----------------  --------------      ---------------

NET INCOME (LOSS)                         $       20,783     $      (26,733)   $      25,048       $       19,098
                                          ===============    ================  ==============      ===============


EARNINGS PER SHARE                        $         2.24                                           $          2.05
                                          ===============                                          ===============

SHARES USED IN CALCULATION
                                               9,295,705                                                9,295,705
                                          ===============                                          ===============

                        SCHNITZER STEEL INDUSTRIES, INC.

               NOTES TO PRO FORMA COMBINED STATEMENT OF OPERATIONS
                   FOR THE TWELVE MONTHS ENDED AUGUST 31, 1996

The pro forma condensed combined statement of operations presents the audited balances of Schnitzer Steel Industries, Inc. (SSI) for the twelve months ended August 31, 1996 and the unaudited balances of Proler International Corp. (Proler) for the twelve months ended July 31, 1996. The pro forma condensed combined statement of operations assumes that the acquisition of Proler occurred as of the beginning of the twelve months ended August 31, 1996. However, the pro forma combined balances are not necessarily indicative of balances which would have resulted had the acquisition of Proler actually occurred at the beginning of the twelve months presented. This statement should be read in conjunction with the other financial statements and notes thereto either appearing elsewhere herein or incorporated by reference herein.

The following adjustments are reflected in the pro forma condensed combined statement of operations for the twelve months ended August 31, 1996 :

(1) Adjustment to decrease depreciation expense by $982,000 to reflect the restatement to fair value and adjustments in estimated useful lives of Proler's property, plant and equipment as a result of the acquisition.

(2) Adjustment to remove interest expense of $1,067,000 incurred by Proler related to debt retired upon acquisition by SSI.

(3) Adjustment to record interest expense of $3,996,000 on the borrowings used to fund the acquisition and to refinance Proler's debt outstanding at the date of acquisition.

(4)       Adjustment to reflect elimination of asset write-downs.

(5) Adjustment to eliminate revenues of $4,303,000, cost of goods and other operating costs of $7,297,000 and research and development costs of $1,310,000 related to operations that have been classified as assets held for sale as a result of the acquisition.

(6) Adjustment to reflect changes in selling and administrative costs due to the combining of administrative functions as a result of the acquisition.

(7) Adjustment of the income tax provision due to the effects of the pro forma adjustments on income before taxes.

                        SCHNITZER STEEL INDUSTRIES, INC.


                                   FORM 8-K/A
                                INDEX TO EXHIBITS


Exhibit
Number                                                                      Page

2.       Agreement and Plan of Merger dated September 15, 1996
        (Incorporated by reference in the original Form 8-K filed by the company on December 13,1996).

23.1     Consent of Coopers & Lybrand L.L.P.                                  11

23.2     Consents of LaGuardia & Petrella, L.L.C.                             12